UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2015

Surgery Partners, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Boulevard

Suite 500

Nashville, Tennessee 37215

(Address of Principal Executive Offices, Including Zip Code)

(615) 234-5900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2015, SP Holdco I, Inc. and Surgery Center Holdings, Inc. (each an indirectly wholly-owned subsidiary of Surgery Partners, Inc.) along with certain other indirectly wholly-owned entities (the “Guarantors,” and together with SP Holdco I, Inc. and Surgery Center Holdings, Inc., the “Subsidiaries”) that each guarantee the First Lien Credit Agreement (as defined herein) entered into an amendment (the “First Incremental Amendment”) to the First Lien Credit Agreement, dated as of November 3, 2014 (the “First Lien Credit Agreement”), by and among the Subsidiaries, the Incremental Lenders, Jefferies Finance LLC, as the Administrative Agent and the Collateral Agent thereunder, and Jefferies Finance LLC, as Issuing Bank (as amended, restated, amended and restated, supplemented or otherwise modified from time to time). The First Incremental Amendment amends the First Lien Credit Agreement to increase certain lenders’ commitments to SP Holdco I, Inc. and Surgery Center Holdings, Inc. to incur revolving loans from $80.0 million to an aggregate of $150.0 million pursuant to the terms of the First Lien Credit Agreement. Capitalized terms used in this description but not defined herein have the meanings given to them in the First Lien Credit Agreement, as amended by the First Incremental Amendment.

The foregoing description of the First Incremental Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Incremental Amendment, which is filed herewith, as well as the complete text of the First Lien Credit Agreement, which was filed with the Securities and Exchange Commission as Exhibit 10.5 to the Registration Statement on Form S-1 of Surgery Partners, Inc. on August 17, 2015 (File No. 333-206439).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1	First Lien Incremental Amendment to First Lien Credit Agreement, dated as of October 7, 2015, among SP Holdco I, Inc., Surgery Center Holdings, Inc., Jefferies Finance LLC and the other guarantors and lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

Date: October 8, 2015

	By:	/s/ Michael T. Doyle
Name: Michael T. Doyle
Title: Chief Executive Officer

EXHIBIT INDEX

No.	Description

10.1	First Lien Incremental Amendment to First Lien Credit Agreement, dated as of October 7, 2015, among SP Holdco I, Inc., Surgery Center Holdings, Inc., Jefferies Finance LLC and the other guarantors and lenders party thereto.